UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               _______________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACTS OF 1934


      Date of Report (Date of earliest event reported):  April 23, 2007


                  HEIDRICK & STRUGGLES INTERNATIONAL, INC.
           (Exact Name of Registrant as Specified in its Charter)

                               _______________

             DELAWARE              0-25837              36-2681268
         (STATE OR OTHER       (COMMISSION FILE       (IRS EMPLOYER
         JURISDICTION OF           NUMBER)          IDENTIFICATION NO.)
          INCORPORATION)

      233 South Wacker Drive, Suite 4200, Chicago, IL       60606-6303
          (Address of principal executive offices)          (Zip Code)

     Registrant's telephone number, including area code: (312) 496-1200

                                     N/A
       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

                               _______________


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





   ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

   On April 23, 2007, Thomas J. Friel notified Heidrick & Struggles International, Inc. (the "Company") of his decision to retire as Chairman and a director of the Company, effective May 24, 2007, the date of the Company's Annual Meeting of Shareholders. In that connection, the Company and Mr. Friel entered into a Letter Agreement (the "Agreement") dated April 23, 2007 concerning Mr. Friel's retirement. Under the Agreement, Mr. Friel will remain an employee of the Company through June 30, 2007, with his employment terminating effective July 1, 2007 (the "Retirement Date"). Until the Retirement Date, Mr. Friel will be paid an annual salary of $150,000 ($12,500 per month) and will be eligible to participate in all benefit plans and programs generally available to employees of the Company. Additionally, Mr. Friel will receive a Fee/SOB bonus for 2007 on the date in early 2008 that such bonuses are generally paid to employees of the Company, which bonus will be equal to all Fee/SOB amounts earned by and accrued to Mr. Friel in 2007. In addition, Mr. Friel's 2006 bonus will be paid in cash on the date in 2007 that such bonuses are generally paid to employees of the Company. Under the Agreement, Mr. Friel's equity awards outstanding as of the Retirement Date will be subject to vesting and expiration as set forth in the Agreement. Except as specifically set forth in the Agreement, Mr. Friel forfeits any interests or rights in any unvested equity awards, and all equity awards that are vested as of the Retirement Date will continue to be exercisable for sixty (60) days following the Retirement Date.
   Except as specifically set forth in the Agreement, Mr. Friel's continued participation in all employee benefit plans and compensation plans of the Company will cease as of the Retirement Date. The Agreement provides for the execution of a General Release and Waiver by Mr. Friel and sets forth other covenants in connection with his retirement.

   The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by refence to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

   ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS;
                  COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

   On April 23, 2007, Thomas J. Friel notified the Company of his decision to retire as Chairman and a director of the Company, effective May 24, 2007, the date of the Company's Annual Meeting of Shareholders. A brief description of the terms and conditions of the letter agreement between Mr. Friel and the Company concerning his retirement is set forth in Item 1.01 of this Form 8-K and is incorporated by reference in this Item 5.02. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.




   ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

        (c)       Exhibits:

        Exhibit Number        Description
        --------------        -----------

        10.1 Letter Agreement dated April 23, 2007 by and between Thomas J. Friel and the Company

        99.1                  Company Press Release dated April 24, 2007




                                 SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



   Dated:  April 24, 2007



                            HEIDRICK & STRUGGLES INTERNATIONAL, INC.



                            By:  /s/ K. Steven Blake
                                 ----------------------------------------
                                 K. Steven Blake, Executive Vice
                                 President, General Counsel and Secretary